Second Quarter Fiscal 2020 Earnings Teleconference May 8, 2020 www.matw.com | Nasdaq: MATW Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes that this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provide management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage. © 2020 Matthews International Corporation. All Rights Reserved. 2

FINANCIAL OVERVIEW

Q2 & YTD FY2020 SUMMARY ($ in millions except per-share amounts) GAAP and non-GAAP Comparison Q2 Q2 2019 Q2 2020 Sales Sales $391.4 $374.8 • Higher sales in Industrial Technologies segment Gross Margin 34.8% 33.3% • Consistent sales in Memorialization Diluted E(L)PS $0.48 ($2.77) • Lower SGK Brand Solutions sales Non-GAAP Adjusted EPS* $0.90 $0.63 • Commercial impacts of COVID-19 Net Income (Loss) Attributable to Matthews $15.4 ($86.4) Adjusted EBITDA* $56.2 $49.4 GAAP EPS • SGK goodwill $90M write-down triggered by COVID-19 • Accelerated amortization of SGK segment discontinued trade YTD YTD 2019 YTD 2020 names Sales $765.6 $739.7 • Charges related to company’s cost reduction program Gross Margin 34.3% 32.5% Adjusted EPS and Adjusted EBITDA Diluted E(L)PS $0.58 ($3.11) • Discrete tax benefit in prior year Non-GAAP Adjusted EPS* $1.40 $1.10 • Significant reduction in investment income due to recent stock Net Income (Loss) Attributable to Matthews $ 18.5 ($96.8) market decline • Lower consolidated sales Adjusted EBITDA* $102.7 $89.6 * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 4

SGK BRAND SOLUTIONS

($ in millions)



Q2 Sales
$190.7
$172.9
Q2 FY2019
Q2 FY2020



YTD Sales
$376.0
$347.7
FY2019
FY2020



Q2 Adjusted EBITDA & Margin*
$29.4
15.4%
$22.2
12.9%
Q2 FY2019
Q2 FY2020



YTD Adjusted EBITDA & Margin*
$56.7
15.1%
$41.0
11.8%
FY2019
FY2020

Sales

- Lower sales in principal geographic markets
- Commercial impact from COVID-19
- Lower sales in cylinders, surfaces, and engineered products
- YTD impact of previously reported loss of US brand client
- Unfavorable currency impact of $5.1 million YTD and $3.2 million for Q2 compared to last year

Adjusted EBITDA

- Lower overall sales
- Unfavorable product mix with lower tobacco-related sales
- Partially offset by cost reduction initiatives

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL

© 2020 Matthews International Corporation. All Rights Reserved.

5

MEMORIALIZATION ($ in millions) Q2 Sales YTD Sales Sales $162.2 $161.8 $316.1 $316.2 • Higher cremation and incineration equipment sales • Improved price realization offset by lower unit volume • International memorial product sales unfavorably impacted by COVID-19 in Q2 Q2 FY2019 Q2 FY2020 FY2019 FY2020 Q2 Adjusted EBITDA & Margin* YTD Adjusted EBITDA & Margin* Adjusted EBITDA $35.0 $35.2 $65.3 $65.3 • YTD benefits of productivity offset by higher material and freight costs 23.0% 21.1% 21.6% 21.7% 20.7% 20.6% Q2 FY2019 Q2 FY2020 FY2019 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 6

INDUSTRIAL TECHNOLOGIES ($ in millions) Q2 Sales YTD Sales $73.6 $75.8 $40.1 Sales $38.6 • Higher product identification sales continue • Warehouse automation sales impacted by customer delays Adjusted EBITDA Q2 FY2019 Q2 FY2020 FY2019 FY2020 • Impact of higher sales • Lower product development expenses Q2 Adjusted EBITDA & Margin* YTD Adjusted EBITDA & Margin* $6.2 $10.5 $4.8 $8.4 12.4% 15.5% 11.4% 13.9% 15.5% 12.4% 15.6%10.3% Q2 FY2019 Q2 FY2020 FY2019 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 7

CAPITALIZATION AND CASH FLOWS ($ in millions) Total Debt and Net Debt* $966.9 $965.8 $940.7 Cash $927.5 $72.3 $905.4 $893.5 $35.3 $39.4 9/30/2019 12/31/2019 3/31/2020 9/30/2019 12/31/2019 3/31/2020 Note: Darker shades on the left shows Total Debt. Operating Cash Flow • Operating cash flow increase driven by improvements in $66.0 working capital • $34M reduction in net debt during Q2 $45.3 • Maintain higher cash level due to current economic conditions • Domestic credit facility extension – five-year term • Quarterly dividend of $0.21/share, payable 5/18/2020 YTD 2019 YTD 2020 * See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 8

BUSINESS OVERVIEW

BUSINESS UPDATE SGK BRAND • Varying impacts on the business units from Covid-19 • Slower cylinders and surfaces sales SOLUTIONS • Early benefits of cost improvement program • Stable quarter MEMORIALIZATION • Recent casket volume strong; cemetery products temporary low order rate due to stay at home orders • Higher cremation equipment sales; Incineration and waste to energy opportunities in UK and other countries • Higher product identification sales INDUSTRIAL • Long term strength in warehouse automation - growing backlog TECHNOLOGIES • Product development – progressing but R&D slowed due to COVID-19 • COVID-19 may cause project deferrals © 2020 Matthews International Corporation. All Rights Reserved. 10

OUTLOOK FOR FISCAL 2020 Key Drivers • Challenges and uncertainty in current COVID-19 economic environment • Recent casket sales higher, memorial product sales deferred • SGK Brand Solutions packaging generally stable. Challenges in cylinders and surfaces • Industrial Technologies warehouse automation continues strong backlog • Continued focus on cost containment Target • Due to uncertainty in the environment - Withdrawing guidance for fiscal 2020 © 2020 Matthews International Corporation. All Rights Reserved. 11

SUPPLEMENTAL INFORMATION

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. © 2020 Matthews International Corporation. All Rights Reserved. 13

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited)

(In thousands, except per share data)

	Three Months Ended March 31, 2020	per share	Three Months Ended March 31, 2019	per share	Six Months Ended March 31, 2020	per share	Six Months Ended March 31, 2019	per share
Net (loss) income attributable to Matthews	$ (86,364)	$ (2.77)	$ 15,417	$ 0.48	$ (96,830)	$ (3.11)	$ 18,514	$ 0.58
Acquisition costs	495	0.01	2,496	0.08	1,956	0.07	4,000	0.13
ERP integration costs	562	0.01	1,336	0.04	1,061	0.03	2,947	0.09
Strategic initiatives and other charges	7,050	0.23	1,563	0.05	14,738	0.47	1,563	0.05
Loss on divestiture	-	-	-	-	-	-	3,304	0.10
Joint Venture intangible amortization expense and other charges (1)	667	0.02	-	-	872	0.03	-	-
Non-recurring / incremental COVID-19 costs (2)	497	0.02	-	-	497	0.02	-	-
Goodwill write-down	81,861	2.63	-	-	81,861	2.63	-	-
Non-service pension and postretirement expense (3)	1,670	0.05	719	0.03	3,341	0.10	1,408	0.05
Intangible amortization expense	13,404	0.43	7,036	0.22	26,861	0.86	13,040	0.41
Tax-related	-	-	-	-	-	-	(300)	(0.01)
Adjusted net income	$ 19,842	$ 0.63	$ 28,567	$ 0.90	$ 34,357	$ 1.10	$ 44,476	$ 1.40

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25% for the three and six months ended March 31, 2020, and 26% for the three and six months ended March 31, 2019.

(1) Represents the Company's portion of intangible amortization expense and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(2) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(3) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED EBITDA (Unaudited)

(In thousands)	Three Months Ended March 31, 2020	Three Months Ended March 31, 2019	Six Months Ended March 31, 2020	Six Months Ended March 31, 2019
Net (loss) income	$ (86,595)	$ 15,194	$ (96,901)	$ 18,178
Income tax (benefit) provision	(11,066)	(165)	(16,463)	440
(Loss) income before income taxes	(97,661)	15,029	(113,364)	18,618
Net loss attributable to noncontrolling interests	231	223	71	336
Interest expense	9,613	10,259	18,853	20,560
Depreciation and amortization *	29,317	21,050	58,250	40,276
Acquisition costs (1)**	660	3,374	2,608	5,406
ERP integration costs (2)**	750	1,805	1,415	3,982
Strategic initiatives and other charges (3)**	9,219	2,112	19,470	2,112
Loss on divestiture (4)	-	-	-	4,465
Joint Venture depreciation, amortization, interest expense and other charges (5)	1,462	-	2,259	-
Non-recurring / incremental COVID-19 costs (6)	663	-	663	-
Goodwill write-down (7)	90,408	-	90,408	-
Stock-based compensation	2,508	1,366	4,539	5,013
Non-service pension and postretirement expense (8)	2,227	970	4,455	1,901
Total Adjusted EBITDA	$ 49,397	$ 56,188	$ 89,627	$ 102,669
Adjusted EBITDA margin	13.2%	14.4%	12.1%	13.4%

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a loss on the sale of a controlling interest in a subsidiary within the Memorialization segment.

(5) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(7) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(8) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $21,785 and $13,165 for the SGK Brand Solutions segment, $4,839 and $5,039 for the Memorialization segment, $1,428 and $1,559 for the Industrial Technologies segment, and $1,265 and $1,287 for Corporate and Non-Operating, for the three months ended March 31, 2020 and 2019, respectively. Depreciation and amortization was $43,441 and $24,607 for the SGK Brand Solutions segment, $9,475 and $10,058 for the Memorialization segment, $2,870 and $3,085 for the Industrial Technologies segment, and $2,464 and $2,526 for Corporate and Non-Operating, for the six months ended March 31, 2020 and 2019, respectively.

** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $3,818 and $2,808 for the SGK Brand Solutions segment and $5,813 and $4,483 for Corporate and Non-Operating, for the three months ended March 31, 2020 and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $730 for the Memorialization segment and $268 for the Industrial Technologies segment, for the three months ended March 31, 2020. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $7,264 and $3,409 for the SGK Brand Solutions segment and $14,904 and $8,091 for Corporate and Non-Operating, for the six months ended March 31, 2020 and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,057 for the Memorialization segment and $268 for the Industrial Technologies segment, for the six months ended March 31, 2020.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
15

NET DEBT RECONCILIATION NON-GAAP RECONCILIATION (Unaudited) (In thousands) March 31, 2020 December 31, 2019 September 30, 2019 Long-term debt, current maturities $ 26,077 $ 25,532 $ 42,503 Long-term debt 939,753 941,395 898,194 Total debt 965,830 966,927 940,697 Less: Cash and cash equivalents 72,338 39,384 35,302 Net Debt $ 893,492 $ 927,543 $ 905,395 * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. © 2020 Matthews International Corporation. All Rights Reserved. 16